                                                                      EXHIBIT 24


                          SPECIFIC POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, Raymond B. Ostroski, do make, constitute and appoint Timothy J. Stoklosa, Cable Michigan, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Cable Michigan, Inc. Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 23/rd/ day of March, 1998.

                                              /s/ Raymond B. Ostroski
                                              __________________________(SEAL)
                                              Raymond B. Ostroski


Witness:

/s/ Carlo J. Mullay
____________________________
Carlo J. Mullay

                          SPECIFIC POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, Bruce C. Godfrey do make, constitute and appoint Timothy J. Stoklosa, Cable Michigan, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Cable Michigan, Inc. Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 27/th/ day of March, 1998.
                                              /s/ Bruce C. Godfrey
                                              _______________________(SEAL)
                                              Bruce C. Godfrey
Witness:

/s/ Josephine Crutchley
_____________________________
Josephine Crutchley

                          SPECIFIC POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, Daniel E. Knowles do make, constitute and appoint Timothy J. Stoklosa, Cable Michigan, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Cable Michigan, Inc. Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 25th day of March, 1998.

                                              /s/ Daniel E. Knowles   (SEAL)
                                              ------------------------
                                              Daniel E. Knowles

Witness:


/s/ Jean Hagen Burger
------------------------
Jean Hagen Burger

                          SPECIFIC POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, Mark Haverkate do make, constitute and appoint Timothy J. Stoklosa, Cable Michigan, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Cable Michigan, Inc. Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th day of March, 1998.

                                              /s/ Mark Haverkate          (SEAL)
                                              ----------------------------
                                              Mark Haverkate

Witness:


/s/ Taara C. Young
----------------------------
Taara C. Young

                          SPECIFIC POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, David C. Mitchell do make, constitute and appoint Timothy J. Stoklosa, Cable Michigan, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Cable Michigan, Inc. Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 23rd day of March, 1998.

                                              /s/ David C. Mitchell   (SEAL)
                                              ------------------------
                                              David C. Mitchell

Witness:

/s/ Jean Mitchell
------------------------
Jean Mitchell

                          SPECIFIC POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt do make, constitute and appoint Timothy J. Stoklosa, Cable Michigan, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Cable Michigan, Inc. Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 26th of March, 1998.

                                              /s/ David C. McCourt     (SEAL)
                                              -------------------------
                                              David C. McCourt

Witness:

/s/ Blair Turner
-----------------------
Blair Turner

                          SPECIFIC POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that I, Frank M. Henry do make, constitute and appoint Timothy J. Stoklosa, Cable Michigan, Inc.'s Chief Financial Officer, as my true and lawful attorney for me and in my name:

          1. I authorize said attorney in fact to specifically execute in my name and in my behalf the Cable Michigan, Inc. Form 10-K for the fiscal year ended December 31, 1997, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

          2. All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of March 30, 1998 and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

          3. I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

          IN WITNESS WHEREOF, I hereunto set my hand and seal this 23rd day of March, 1998.

                                              /s/ Frank M. Henry         (SEAL)
                                              ---------------------------
                                              Frank M. Henry

Witness:

/s/ Helen P. O'Neill
-------------------------
Helen P. O'Neill